LORD ABBETT MID CAP STOCK FUND, INC.

Supplement dated September 14, 2020 to the

Summary Prospectus dated May 1, 2020

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 8 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Eli Rabinowich, Portfolio Manager	2018
Jeff D. Diamond, Portfolio Manager	2008
John C. Hardy, Portfolio Manager	2020

Please retain this document for your future reference.